LIMITED CONTINUING GUARANTEE

              WHEREAS, Rocky Mount Undergarment Co., Inc. ("Rocky Mount") has certain obligations and responsibilities to David Greenberg, Joan Greenberg and Herb Greenberg (the "Greenbergs");

              WHEREAS, the Greenbergs are, as of this date, resigning as officers and directors of Rocky Mount;

             WHEREAS, LMA LTD. ("LMA") is, or will be upon consummation of certain transactions scheduled to close this date, the principal shareholder of Rocky Mount, and Paul Sutton ("Sutton") is, or will be on consummation of certain transactions scheduled to close this date, a controlling person of Rocky Mount; and

              WHEREAS, IMA and Sutton have agreed to guarantee certain limited obgliations of Rocky Mount to the Greenbergs in exchange for valuable consideration heretofore in hand received.

             NOW, THEREFORE, the undersigned hereby guarantee to the Greenbergs, and each of them, as their interests appear,

             (i) prompt payment of any and all liability of the Company to them pursuant to certain Non-Competition Agreements dated as of the date hereof with respect to any and all payments due to them during for the eighteen (18) month period commencing March 1, 1995 and terminating on August 31, 1996; and

              (ii) to indemnify the Greenbergs and hold them harmless with respect to any and all liability arising out of, or in connection with, their obligations arising out of a certain mortgage and Deed of Trust, currently in default, on a premise owned by Searington Realty, a North Carolina general partnership ("Realty"), securing a debt in the original principal amount of $320,000.000 in respect of which the Guarantors have agreed that Rocky Mount shall have primary responsibility to the Greenbergs, and Realty with respect to the Realty property, and such mortgage debt.

             In the event of default by Rocky Mount with respect to the payments due to the Greenbergs under the Non-Competition Agreements during the period March 1, 1995 to August 31, 1996, and/or any default in the indemnification of the Greenbergs with respect to the Realty mortgage debt, the undersigned shall pay all sums due or to become due to the Greenbergs, and still hold the Greenbergs harmless in respect thereof.

             IN WITHNESS WHEREOF, we have signed and sealed this guaranty on February 10, 1995.



                            LMA Ltd.


                            By
                               --------------------------------------------

                               /s/ PAUL SUTTON
                               --------------------------------------------
                               PAUL SUTTON